UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021 (January 8, 2021)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock (Par Value $2.50 per share)	UNP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02 Results of Operations and Financial Conditions.

Union Pacific Corporation (the Company) announced that it will record a non-cash impairment charge of approximately $278 million in the fourth quarter of 2020 related to its Brazos yard investment. The Company has made the strategic decision that investments made to date will be used for freight car block swapping activities, rather than proceeding with additional investments required to complete the freight car classification yard. While the Company’s long-term growth outlook in the Southern region of its network remains unchanged, the implementation of Unified Plan 2020 has created capacity at existing facilities to effectively handle that growth.

The Company also is providing certain preliminary operating results for the quarter ended December 31, 2020. For the fourth quarter of 2020, the Company expects to report operating revenues of approximately $5.1 billion, operating expenses of approximately $3.1 billion, operating income of approximately $2.0 billion and an operating ratio of approximately 61.0%. Excluding the $278 million non-cash impairment charge, adjusted operating expenses are expected to be $2.9 billion and the adjusted operating ratio is expected to be 55.6%, a 4.1 point improvement from the fourth quarter of 2019.

The Company will provide its full fourth quarter 2020 financial results during its previously announced earnings conference call and live internet webcast at 8:45 a.m. ET on Thursday, January 21, 2021. Quarterly earnings results will be released after 8:00 a.m. ET, and a press release will be posted at www.up.com under the Investors tab.

The information contained in this Item 2.02 and Exhibit 99.1 to this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K includes certain non-GAAP financial measures, as defined by SEC Regulation G. Non-GAAP financial measures should be considered in addition to, not as a substitute for, the financial measures reported in accordance with GAAP. GAAP financial results are adjusted to exclude the expected impact of a non-cash impairment charge in the fourth quarter of 2020 related to the Company’s Brazos yard investment. The Company believes that these non-GAAP financial measures provide valuable information regarding its earnings and business trends by excluding specific items that it believes are not indicative of the ongoing operating results of its business, providing a useful way for investors to make a comparison of our performance over time and against other companies in our industry. These non-GAAP financial measures are being provided as supplemental information to the Company’s GAAP financial measures, and the Company believes these measures provide investors with additional meaningful financial information regarding our operational performance. Reconciliation of these non-GAAP financial measures is provided in Exhibit 99.1, entitled “Reconciliation of Non-GAAP Financial Measures.”

This Form 8-K and the presentation referred to herein contain forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including those identified in the Company’s risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2019, which was filed with the SEC on February 7, 2020. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC). Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1Reconciliation of Non-GAAP Financial Measures

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2021

UNION PACIFIC CORPORATION

By:	/s/ Jennifer L. Hamann
Jennifer L. Hamann
Executive Vice President and Chief Financial Officer